Exhibit 99.1

ZAIS Group Holdings, Inc. Reports Second Quarter 2016 Results

RED BANK, N.J., Aug. 9, 2016 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three and six months ended June 30, 2016. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). ZAIS Group provides investment advisory and asset management services to private funds, separately managed accounts, structured vehicles and ZAIS Financial Corp., a publicly traded real estate investment trust (collectively, the "ZAIS Managed Entities"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates.

Michael F. Szymanski, Chief Executive Officer, said, "We continue to seek business development opportunities and remain active in the development of new products to meet investor interest in the structured credit market. We are pleased to have closed the $280 million ZAIS CLO 4, Limited in the 2nd quarter."

CONSOLIDATED GAAP RESULTS

The Company recorded a GAAP net loss for the three months ended June 30, 2016 of $(4.9) million compared with a GAAP net loss of $(5.2) million for the three months ended June 30, 2015. The decrease in the net loss of $0.3 million was driven primarily by a decrease in revenue of $1.6 million which was largely offset by a decrease in expenses of $1.2 million, a net gain in consolidated funds in the current period of $2.2 million and a $1.7 million decrease in the tax benefit due to the establishment of a full tax valuation allowance at December 31, 2015. The Company recorded a pre-tax GAAP net loss for the three months ended June 30, 2016 of $(4.9) million compared with a pre-tax GAAP net loss for the three months ended June 30, 2015 of $(6.9) million.

The consolidated financial statements include non-controlling interests of the members of ZAIS Group Parent, LLC ("ZGP") other than ZAIS (the "ZGP Founder Members") which represent Class A Units of ZGP held by the ZGP Founder Members. ZGP, a majority-owned consolidated subsidiary of ZAIS, is the sole member, and owns all of the equity, of ZAIS Group.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended June 30, 2016 of $(6.0) million, or $(0.29) per diluted weighted average Class A common share outstanding, compared with a net loss (excluding Consolidated Funds of ZAIS Group) of $(5.2) million, or $(0.21) per diluted weighted average Class A common share outstanding for the three months ended June 30, 2015. The Company's earnings per share for all periods prior to the business combination ZAIS completed in March 2015 (the "Business Combination") were calculated on the basis of 7,000,000 shares of common stock with reference to the equity interests of the ZGP Founder Members.

The increase in the Company's net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended June 30, 2016 was driven by a $1.6 million reduction in both management and incentive fees. The year over year decrease was due to the reduction of average AUM relating to reduced performance and prior year liquidations of ZAIS Managed Entities, and residual payments received in 2015 for ZAIS Managed Entities which are no longer under management. This revenue decrease was partially offset by a decrease in expenses of $1.3 million, driven by a decrease in general, administrative and other expenses of $1.8 million, partially offset by an increase in compensation of $0.6 million. Net loss (excluding Consolidated Funds of ZAIS Group) for the quarter ended June 30, 2016 as compared to the same period last year was also impacted by an increase in other income of $1.2 million driven by the performance of the risk retention fund CLO warehouse investments, which was more than offset by a $1.7 million decrease in deferred tax assets due to the establishment of a full valuation allowance at December 31, 2015.

For the three months ended June 30, 2016, the Company reported negative Adjusted EBITDA of $(4.5) million, compared with negative Adjusted EBITDA of $(4.1) million for the three months ended June 30, 2015.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group) and Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of ZAIS Managed Entities as well as other factors. Accordingly, the GAAP net income (loss) and non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of June 30, 2016, the Company had cash and cash equivalents of $32.1 million and debt obligations of $1.3 million.

SECOND QUARTER 2016 SUPPLEMENTAL INFORMATION

The Company's Second Quarter 2016 Supplemental Information – June 30, 2016, is available on ZAIS's website at www.zaisgroupholdings.com. To access the information, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, compensation expense related to a portion of net operating income of ZAIS Group payable to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests being recorded before related incentive income is recognized, equity-based compensation, severance, taxes, interest expense, depreciation and amortization expenses, goodwill impairment, foreign currency and certain other non-cash and non-operating items.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

The following table presents the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Consolidated net income, net of tax (GAAP Net Income)	$(4,935)	$(5,178)	$(11,334)	$(10,514)
Addback: Elimination of net gain (loss) on investments	1,095	—	1,859	—
Addback: Expenses of Consolidated Funds	29	—	48	—
Net (gain) loss on Consolidated Funds' investments	(2,176)	—	(3,693)	—
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(5,987)	$(5,178)	$(13,120)	$(10,514)

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measure of Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(4,931)	$(6,860)	$(11,325)	$(13,098)
Addback: Elimination of Net gain (loss) on investments	1,095	—	1,859	—
Addback: Expenses of Consolidated Funds	29	—	48	—
Net (gain) loss on Consolidated Funds' investments	(2,176)	—	(3,693)	—
Addback: Compensation attributable to equity compensation	1,339	1,616	1,682	1,878
Addback: Severance costs	119	974	762	974
Addback: Depreciation and amortization	64	146	127	208
Adjusted EBITDA – Non-GAAP	$(4,461)	$(4,124)	$(10,540)	$(10,038)

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands)

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets
Cash and cash equivalents	$32,064	$44,351
Income and fees receivable	1,655	2,529
Investments, at fair value	—	8,169
Investments in affiliates, at fair value	5,207	5,242
Due from related parties	1,382	748
Prepaid expenses	1,946	776
Other assets	301	310
Fixed assets, net	422	544
Assets of Consolidated Funds
Cash and cash equivalents	—	33
Investments, at fair value	44,201	30,509
Total Assets	$87,178	$93,211

Liabilities and Equity
Liabilities
Notes payable	$1,259	$1,255
Compensation payable	4,303	3,575
Due to related parties	142	175
Fees payable	2	756
Other liabilities	798	1,546
Liabilities of Consolidated Funds
Other liabilities	101	101
Total Liabilities	6,605	7,408

Commitments and Contingencies (Note 12)

Equity
Preferred Stock, $0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding.	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,900,917 and 13,870,917 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively.	—	—
Additional paid-in capital	61,965	60,817
Retained earnings (Accumulated deficit)	(22,715)	(13,805)
Accumulated other comprehensive income (loss)	24	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	39,275	47,171
Non-controlling interests in ZAIS Group Parent, LLC	19,689	23,716
Non-controlling interests in Consolidated Funds	21,609	14,916
Total Equity	80,573	85,803
Total Liabilities and Equity	$87,178	$93,211

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015 (1)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015 (1)
Revenues
Management fee income	$3,571	$4,081	$7,140	$7,834
Incentive income	143	1,213	295	2,121
Other revenues	79	106	159	137
Total Revenues	3,793	5,400	7,594	10,092
Expenses
Compensation and benefits	7,999	7,361	17,006	13,931
General, administrative and other	2,950	4,764	6,160	9,101
Depreciation and amortization	64	146	127	208
Expenses of Consolidated Funds	29	—	48	—
Total Expenses	11,042	12,271	23,341	23,240
Other income (loss)
Net gain (loss) on investments	55	2	37	45
Other income (expense)	87	9	692	5
Net gains (losses) of Consolidated Funds' investments	2,176	—	3,693	—
Total Other Income (Loss)	2,318	11	4,422	50
Income (loss) before income taxes	(4,931)	(6,860)	(11,325)	(13,098)
Income tax (benefit) expense	4	(1,682)	9	(2,584)
Consolidated net income (loss), net of tax	(4,935)	(5,178)	(11,334)	(10,514)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(147)	291	(201)	483
Total Comprehensive Income (Loss)	$(5,082)	$(4,887)	$(11,535)	$(10,031)
Allocation of Consolidated Net Income (Loss), net of tax
Non-controlling interests in Consolidated Funds	$1,052	$—	$1,786	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(4,076)	(2,947)	(8,910)	(3,769)
Non-controlling interests in ZAIS Group Parent, LLC	(1,911)	(2,231)	(4,210)	(6,745)
	$(4,935)	$(5,178)	$(11,334)	$(10,514)
Allocation of Total Comprehensive Income (Loss)
Non-controlling interests in Consolidated Funds	$1,052	$—	$1,786	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(4,174)	(2,753)	(9,044)	(3,448)
Non-controlling interests in ZAIS Group Parent, LLC	(1,960)	(2,134)	(4,277)	(6,583)
	$(5,082)	$(4,887)	$(11,535)	$(10,031)

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Basic	$(0.29)	$(0.21)	$(0.64)	$(0.47)
Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Diluted	$(0.29)	$(0.21)	$(0.64)	$(0.53)

Weighted average shares of Class A common stock outstanding:
Basic	13,892,016	13,870,917	13,881,466	8,046,665	(3)
Diluted(2)	20,892,016	20,870,917	20,881,466	15,046,665	(3)

(1)

Subsequent to the filing of the 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, the majority of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated.  Additionally, subsequent to the filing of the June 30, 2015 and September 30, 2015 10-Q's, in December 2015 additional interpretations of ASU 2015-02 became available to the Company.   As a result of these new interpretations, the Company reviewed its previous conclusions and determined that additional entities should be deconsolidated.  There was no impact on the income (loss) allocated to ZAIS Group Holdings, Inc. Stockholders Equity as a result of this adoption. The June 30, 2015 figures above reflect the consolidated results of the Company for the three and six months ended June 30, 2015, subsequent to the adoption of ASU 2015-02.

(2)

Number of diluted shares outstanding for periods after the Business Combination takes into account non-controlling interests in ZAIS Group Parent, LLC that may be exchanged for Class A common stock under certain circumstances.

(3)	Pro-rated based on the portion of the period preceding and following the Business Combination

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds on the Company's financial position at June 30, 2016 and December 31, 2015, and results of operations for the three and six months ended June 30, 2016 and June 30, 2015. Subsequent to the filing of the 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, the majority of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated. Additionally, subsequent to the filing of the June 30, 2015 and September 30, 2015 10-Q's, in December 2015 additional interpretations of ASU 2015-02 became available to the Company. As a result of these new interpretations, the Company reviewed its previous conclusions and determined that additional entities should be deconsolidated. There was no impact on the income (loss) allocated to ZAIS Group Holdings, Inc. Stockholders Equity as a result of this adoption. The June 30, 2015 figures below reflect the consolidated results of the Company for the three and six months ended June 30, 2015, subsequent to the adoption of ASU 2015-02:

	June 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$32,064	$—	$—	$32,064
Income and fees receivable	1,655	—	—	1,655
Investments in affiliates, at fair value	27,698	—	(22,491)	5,207
Due from related parties	1,382	—	—	1,382
Prepaid expenses	1,946	—	—	1,946
Other assets	301	—	—	301
Fixed assets, net	422	—	—	422
Assets of Consolidated Funds
Investments, at fair value	—	44,201	—	44,201
Total Assets	$65,468	$44,201	$(22,491)	$87,178
Liabilities and Equity
Liabilities
Notes payable	$1,259	$—	$—	$1,259
Compensation payable	4,303	—	—	4,303
Due to related parties	142	—	—	142
Fees payable	2	—	—	2
Other liabilities	798	—	—	798
Liabilities of Consolidated Funds
Other liabilities	—	101	—	101
Total Liabilities	6,504	101	—	6,605

Commitments and Contingencies (Note 12)

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	61,965	—	—	61,965
Retained earnings (Accumulated deficit)	(22,715)	—	—	(22,715)
Accumulated other comprehensive income (loss)	24	—	—	24
Total stockholders' equity, ZAIS Group Holdings, Inc.	39,275	—	—	39,275
Non-controlling interests in ZAIS Group Parent, LLC	19,689	—	—	19,689
Non-controlling interests in Consolidated Funds	—	44,100	(22,491)	21,609
Total Equity	58,964	44,100	(22,491)	80,573
Total Liabilities and Equity	$65,468	$44,201	$(22,491)	$87,178

	December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$44,351	$—	$—	$44,351
Income and fees receivable	2,529	—	—	2,529
Investments, at fair value	8,169	—	—	8,169
Investments in affiliates, at fair value	20,767	—	(15,525)	5,242
Due from related parties	748	—	—	748
Prepaid expenses	776	—	—	776
Other assets	310	—	—	310
Fixed assets, net	544	—	—	544
Assets of Consolidated Funds
Cash and cash equivalents	—	33	—	33
Investments, at fair value	—	30,509	—	30,509
Total Assets	$78,194	$30,542	$(15,525)	$93,211
Liabilities and Equity
Liabilities
Notes payable	$1,255	$—	$—	$1,255
Compensation payable	3,575	—	—	3,575
Due to related parties	175	—	—	175
Fees payable	756	—	—	756
Other liabilities	1,546	—	—	1,546
Liabilities of Consolidated Funds
Other liabilities	—	101	—	101
Total Liabilities	7,307	101	—	7,408

Commitments and Contingencies (Note 12)

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	60,817	—	—	60,817
Retained earnings (Accumulated deficit)	(13,805)	—	—	(13,805)
Accumulated other comprehensive income (loss)	158	—	—	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	47,171	—	—	47,171
Non-controlling interests in ZAIS Group Parent, LLC	23,716	—	—	23,716
Non-controlling interests in Consolidated Funds	—	30,441	(15,525)	14,916
Total Equity	70,887	30,441	(15,525)	85,803
Total Liabilities and Equity	$78,194	$30,542	$(15,525)	$93,211

	Three months Ended June 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$3,571	$—	$—	$3,571
Incentive income	143	—	—	143
Other revenues	79	—	—	79
Total Revenues	3,793	—	—	3,793
Expenses
Compensation and benefits	7,999	—	—	7,999
General, administrative and other	2,950	—	—	2,950
Depreciation and amortization	64	—	—	64
Expenses of Consolidated Funds	—	29	—	29
Total Expenses	11,013	29	—	11,042
Other Income (loss)
Net gain (loss) on investments	1,150	—	(1,095)	55
Other income (expense)	87	—	—	87
Net gains (losses) of Consolidated Funds' investments	—	2,176	—	2,176
Total Other Income (Loss)	1,237	2,176	(1,095)	2,318
Income (loss) before income taxes	(5,983)	2,147		(4,931)
Income tax (benefit) expense	4	—	—	4
Consolidated net income (loss), net of tax	(5,987)	2,147	(1,095)	(4,935)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(147)	—	—	(147)
Total Comprehensive Income (Loss)	$(6,134)	$2,147	$(1,095)	$(5,082)

	Three months Ended June 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$4,081	$—	$—	$4,081
Incentive income	1,213	—	—	1,213
Other revenues	106	—	—	106
Total Revenues	5,400	—	—	5,400
Expenses
Compensation and benefits	7,361	—	—	7,361
General, administrative and other	4,764	—	—	4,764
Depreciation and amortization	146	—	—	146
Expenses of Consolidated Funds	—	—	—	—
Total Expenses	12,271	—	—	12,271
Other Income (loss)
Net gain (loss) on investments	2	—	—	2
Other income (expense)	9	—	—	9
Net gains (losses) of Consolidated Funds' investments	—	—	—	—
Total Other Income (Loss)	11	—	—	11
Income (loss) before income taxes	(6,860)	—	—	(6,860)
Income tax (benefit) expense	(1,682)	—	—	(1,682)
Consolidated net income (loss), net of tax	(5,178)	—	—	(5,178)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	291	—	—	291
Total Comprehensive Income (Loss)	$(4,887)	$—	$—	$(4,887)

	Six months Ended June 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$7,140	$—	$—	$7,140
Incentive income	295	—	—	295
Other revenues	159	—	—	159
Total Revenues	7,594	—	—	7,594
Expenses
Compensation and benefits	17,006	—	—	17,006
General, administrative and other	6,160	—	—	6,160
Depreciation and amortization	27	—	—	127
Expenses of Consolidated Funds	—	48	—	48
Total Expenses	23,293	48	—	23,341
Other Income (loss)
Net gain (loss) on investments	1,896	—	(1,859)	37
Other income (expense)	692	—	—	692
Net gains (losses) of Consolidated Funds' investments	—	3,693	—	3,693
Total Other Income (Loss)	2,588	3,693	(1,859)	4,422
Income (loss) before income taxes	(13,111)	3,645	(1,859)	(11,325)
Income tax (benefit) expense	9	—	—	9
Consolidated net income (loss), net of tax	(13,120)	3,645	(1,859)	(11,334)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(201)	—	—	(201)
Total Comprehensive Income (Loss)	$(13,321)	$3,645	$(1,859)	$(11,535)

	Six months Ended June 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$7,834	$—	$—	$7,834
Incentive income	2,121	—	—	2,121
Other revenues	137	—	—	137
Total Revenues	10,092	—	—	10,092
Expenses
Compensation and benefits	13,931	—	—	13,931
General, administrative and other	9,101	—	—	9,101
Depreciation and amortization	208	—	—	208
Expenses of Consolidated Funds	—	—	—	—
Total Expenses	23,240	—	—	23,240
Other Income (loss)
Net gain (loss) on investments	45	—	—	45
Other income (expense)	5	—	—	5
Net gains (losses) of Consolidated Funds' investments	—	—	—	—
Total Other Income (Loss)	50	—	—	50
Income (loss) before income taxes	(13,098)	—	—	(13,098)
Income tax (benefit) expense	(2,584)	—	—	(2,584)
Consolidated net income (loss), net of tax	(10,514)	—	—	(10,514)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	483	—	—	483
Total Comprehensive Income (Loss)	$(10,031)	$—	$—	$(10,031)

ABOUT ZAIS GROUP HOLDINGS, INC.

ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of, ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $3.949 billion of assets under management as of June 30, 2016. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the ability to rationalize our expense structure and specifically to exit the residential whole loan related businesses in an orderly fashion, or at all; the outcome of any legal proceedings that may be instituted against the Company or others; the inability to continue to be listed on the NASDAQ Stock Market; operational expenses and costs related to being a public company; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on March 10, 2016, Form 10-K/A filed with the SEC on April 29, 2016 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: ZAIS Investor Relations, 732-450-7440